UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25837	36-2681268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Wacker Drive, Suite 4900 Chicago, Illinois	60606-6303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 496-1200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HSII	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2022, the Board of Directors of Heidrick & Struggles International, Inc. (the “Company”) adopted amended and restated by-laws of the Company (the “Amended and Restated By-Laws”), effective immediately, in connection with the rules regarding universal proxy cards adopted by the U.S. Securities and Exchange Commission (the “Universal Proxy Rules”) and a periodic review of the by-laws. The amendments reflected in the Amended and Restated By-Laws include, among other things, enhancements to the existing procedural mechanics for stockholder nominations of directors and submissions of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at stockholder meetings, including to revise the period to submit notice regarding such nominations or proposals, to require additional disclosures from nominating or proposing stockholders, proposed nominees and other persons associated with nominating or proposing stockholders, to address matters relating to the Universal Proxy Rules, and to remove the ability of nominating stockholders to submit notice of director nominations after the applicable deadline in certain circumstances where the number of directors to be elected has been increased. In addition, the Amended and Restated By-laws reflect various ministerial and conforming changes.

Under the Amended and Restated By-Laws, stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act) and director nominations by stockholders may be eligible for presentation at the 2023 annual stockholders’ meeting only if they are received by the Company in the form of a written notice, directed to the attention of the Company’s Corporate Secretary at the principal executive offices of the Company, no earlier than January 26, 2023 and no later than 5:00 p.m. Eastern Time on February 25, 2023.

The foregoing description of the Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated By-Laws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Heidrick & Struggles International, Inc., effective as of December 14, 2022.

104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heidrick & Struggles International, Inc.
(Registrant)

Date: December 19, 2022	/s/ Tracey Heaton
Name: Tracey Heaton
Title: Chief Legal Officer & Corporate Secretary